Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of May 21, 2013, among GUIDED THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the entities listed on the signature pages hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

In connection with that certain Securities Purchase Agreement among the parties hereto dated the date hereof (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to the Purchasers listed on the signature pages hereof an aggregate of up to 3,000 shares of the Company’s Series B Convertible Preferred Stock, par value $.001 per share (the “Preferred Stock”), which will be mandatorily convertible into shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), subject to and in accordance with the terms and conditions of the Certificate of Designation setting forth the terms of the Preferred Stock (the shares of Common Stock issuable upon such conversion, including any shares of Common Stock paid as dividends on the Preferred Stock pursuant to the terms thereof, the “Conversion Shares”) and warrants (the “Warrants”), exercisable according to their terms to purchase an aggregate of approximately 4,411,765 shares of Common Stock (as exercised, collectively, the “Warrant Shares”).

In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide to the Purchasers certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws. The execution and delivery of this Agreement is a condition to the Purchasers’ obligations under the Securities Purchase Agreement.

Therefore, the Company and the Purchasers agree as follows:

1.              Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Additional Payment Amount” shall have the meaning set forth in Section 2(d).

“Advice” shall have the meaning set forth in Section 2(e).

“Business Day” means (i) a day on which the Common Stock is traded on a Trading Market, (ii) if the Common Stock is not listed on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink OTC Markets Inc. (or any similar organization or agency succeeding to its functions of reporting prices) or (iii) in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to remain closed.

“Closing Price” shall mean, per share of Common Stock on any date specified herein, (a) the last sale price on such date of such Common Stock or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which such Common Stock is then listed or admitted to trading, or (b) if such Common Stock is not then listed or admitted to trading on any national securities exchange but is trading on the over-the-counter market, the last sale price as reported by OTC Markets Group, Inc., or (c) if neither (a) nor (b) is applicable, a price per share thereof equal to the fair value thereof determined in good faith by a resolution of the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” shall have the meaning set forth in the preamble.

“Company” shall have the meaning set forth in the preamble.

“Conversion Shares” shall have the meaning set forth in the preamble.

“Effective Date” means, with respect to any Registration Statement, the date that the Commission first declares effective such Registration Statement.

“Effectiveness Deadline” means an Initial Effectiveness Deadline or a Subsequent Effectiveness Deadline.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” means (a) with respect to the initial Registration Statement to be filed pursuant to Section 2(a), the 45th day following the Closing Date under the Securities Purchase Agreement, and (b) with respect to any additional Registration Statement to be filed pursuant to Section 2(b), the 45th day following the date that the Commission shall indicate as being the first date or time that such filing may be made.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Initial Effectiveness Deadline” means, with respect to the Registration Statement filed pursuant to Section 2(a), the date that is (a) in the event that the Registration Statement is not subjected to a full review by the Commission, 75 days after the Closing Date under the Securities Purchase Agreement or (b) in the event that the Registration Statement is subjected to a full review by the Commission, 120 days after the Closing Date under the Securities Purchase Agreement.

“Losses” shall have the meaning set forth in Section 5(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, any preliminary prospectus, any free-writing prospectus and any prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Purchaser” shall have the meaning set forth in the preamble.

“Registrable Securities” means each of the Conversion Shares and the Warrant Shares upon original issuance and at all times subsequent thereto until (i) a Registration Statement covering such Security has been declared effective by the Commission and such Security has been disposed of in accordance with such effective Registration Statement; (ii) such Security ceases to be outstanding; or (iii) such Security has been sold in compliance with Rule 144 or is salable pursuant to Rule 144(d) (or any similar provision then in force other than Rule 144A).

“Registration Default” shall have the meaning set forth in Section 2(d).

“Registration Statement” means a registration statement filed pursuant to the terms hereof and which covers the resale by the Holders of Registrable Securities, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein. For the avoidance of doubt, “Registration Statement” means the initial registration statement described above in this paragraph and any additional registration statement or registration statements that are needed to sell additional Registrable Securities with the effect that the obligations of the Company under this Agreement also extend to such additional registration statement or registration statements, in all cases, as specified in this Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Conversion Shares issued pursuant to the Securities Purchase Agreement, together with any Warrant Shares and any other securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event or conversion price adjustment with respect thereto.

“Securities Act” shall have the meaning set forth in the preamble.

“Securities Purchase Agreement” shall have the meaning set forth in the preamble.

“Selling Holder Questionnaire” shall have the meaning set forth in Section 2(e).

“Subsequent Effectiveness Deadline” means, with respect to any additional Registration Statement filed pursuant to Section 2(b), the date that is (a) in the event that the Registration Statement is not subject to a full review by the Commission, 45 days after the Filing Deadline applicable to such Registration Statement, or (b) in the event that the Registration Statement is subject to a full review by the Commission, 75 days after the Filing Deadline applicable to such Registration Statement.

“Subsequent Form S-3” shall have the meaning set forth in Section 3(g).

“Suspension Period” shall have the meaning set forth in Section 2(c).

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Market, the Nasdaq Capital Market or such other United States registered national securities exchange on which the Common Stock is listed or quoted for trading on the date in question.

“Warrants” shall have the meaning set forth in the preamble.

“Warrant Shares” shall have the meaning set forth in the preamble.

2.              Registration.

(a)                Initial Registration. On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-1 or S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) a “Plan of Distribution” substantially in the form attached hereto as Annex A, as the same may be amended in accordance with the provisions of this Agreement. The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Initial Effectiveness Deadline, and shall use its commercially reasonable efforts to keep the Registration Statement (or a Subsequent Form S-3, as defined below) continuously effective under the Securities Act until the second year after the Effective Date or such earlier date when all Registrable Securities covered by the Registration Statement cease to be Registrable Securities as determined by the counsel to the Company (the “Effectiveness Period”). Until the Effective Date, the Company shall not file any other registration statements to register the issuance by the Company of any securities, other than registration statements on Form S-8.

(b)               Subsequent Registrations. If for any reason the Commission does not permit all of the Registrable Securities to be included in the Registration Statement initially filed pursuant to Section 2(a), then the Company shall prepare and file as soon as possible after the date on which the Commission shall indicate as being the first date or time that such filing may be made, but in any event by the Filing Deadline, an additional Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Subsequent Effectiveness Deadline, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act during the Effectiveness Period.

(c)                Suspension Periods. Notwithstanding anything to the contrary contained herein, the Company may suspend the effectiveness of a Registration Statement by written notice to the Holders for a period (each such period, a “Suspension Period”) not to exceed an aggregate of 30 days in any 90-day period, and not to exceed an aggregate of 60 days in any 360-day period, if:

(i)	an event occurs and is continuing as a result of which, if such event were not disclosed in the Registration Statement, the Registration Statement would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and
(ii)	the Company reasonably determines in good faith that the disclosure of such event at such time would be materially detrimental to the Company or its business;

provided that, in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which would impede the Company’s ability to consummate such transaction, the Company may extend a Suspension Period from 30 days to 45 days during any 90-day period.

(d)               Additional Payment Amounts. The Company and the Purchasers agree that the Holders will suffer damages if the Company fails to fulfill its obligations under this Section 2 and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if:

(i)	a Registration Statement is not filed with the Commission on or before the applicable Filing Deadline;
(ii)	a Registration Statement is not declared effective by the Commission on or before the applicable Effectiveness Deadline;
(iii)	a Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, shall cease to be effective, including by reason of its withdrawal or termination pursuant to Section 3(g), or, other than by reason of a Suspension Period as provided in Section 2(c), shall fail to be usable for its intended purpose without such disability being cured within ten Business Days by an effective post-effective amendment to such Registration Statement, a supplement to the Prospectus, a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure or the effectiveness of a Subsequent Form S-3; or
(iv)	(A) prior to or on the 30th or 45th day, as may be permitted under Section 2(c), of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 30 or 45 days, as may be permitted under Section 2(c), in any 90-day period or an aggregate of 60 days in any 360-day period,

(each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), then in such event as partial relief for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities and not as a penalty (which remedy shall constitute liquidated damages, but not be exclusive of any other remedies available at law or equity), the Company hereby agrees to pay to each Holder, subject to Section 2(e), an amount in cash equal to 1.0% of the product obtained by multiplying (x) the number of Registrable Securities held by such Holder as of the date of the Registration Default, by (y) the Closing Price as of the date of the Registration Default (such product, the “Registrable’ Securities Value”), for each 30-day period (prorated for periods totaling less than 30 days) following the Registration Default during which such Registration Default remains uncured, up to an aggregate maximum of 10.0% of the Registrable Securities’ Value of such Holder’s Registrable Securities as of the date of the Registration Default. The payments to which a Holder shall be entitled pursuant to this Section 2(d) are referred to herein as “Additional Payment Amounts”. The Company shall pay Additional Payment Amounts, if any, to Holders on the earlier of (I) the last day of the calendar month during which such Additional Payment Amounts are incurred and (II) the third Business Day following the date on which the Registration Default giving rise to the Additional Payment Amounts is cured. In the event that the Company fails to pay Additional Payment Amounts in a timely manner, such Additional Payment Amounts shall accrue interest, payable in cash in arrears, at the rate of 0.25% per month (prorated for partial months) until paid in full.

(e)                Selling Holder Agreements. Each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”). The Company shall not be required to include the Registrable Securities of a Holder in a Registration Statement and shall not be required to pay any liquidated or other damages under Section 2(d) to any Holder who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least ten Business Days prior to the applicable Filing Deadline.

Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 2(c) or Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

When Registrable Securities have been transferred pursuant to a Registration Statement, the transferring Holder shall provide notice to the Company of such transfer and the number of shares of Registrable Securities so transferred, and certifying that (i) the prospectus delivery requirements of the 1933 Act have been satisfied or are exempt under Rule 172 thereunder, (ii) the Holder is named as a “Selling Security Holder” in the Shelf Registration Statement, (iii) the aggregate number of shares of Company Common Stock transferred are not in excess of those listed in the Shelf Registration Statement as being offered by such Holder, and (iv) the transfer was described in the section captioned “Plan of Distribution” in the Shelf Registration Statement.

Each Holder agrees to, as expeditiously as possible, (i) notify the Company of the occurrence of any event that makes any statement made in a Registration Statement or Prospectus regarding such Holder untrue in any material respect or that requires the making of any changes in a Registration Statement or Prospectus so that, in such regard, (A) in the case of a Registration Statement, it will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) in the case of a Prospectus, it will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to such Registration Statement or a supplement to such Prospectus, and (iii) execute and deliver such other agreements, instruments or documents, or take such other actions, or refrain from taking such other actions, as reasonably requested by the Company to implement the terms, conditions, agreements and transactions contemplated by this Agreement. Each Holder acknowledges and agrees that the performance by the Company of its obligations in respect of such Holder set forth in Section 2(a) and contained elsewhere in this Agreement are conditioned upon and subject to such Holder’s timely compliance with its obligations under Section 2(e) and contained elsewhere in this Agreement.

With respect to Registrable Securities not already covered by a Registration Statement, the Company shall not be obligated to file (i) more than one pre-effective amendment or supplement to a Registration Statement for all Holders during any fiscal quarter and (ii) more than one post-effective amendment to a Registration Statement for all Holders during any semi-annual period, and provided further, in all such cases involving supplements or amendments (whether pre-effective or post-effective), the Company shall only be obligated to make a filing when the aggregate amount of the Registrable Securities to be included in such amendment or supplement is more than $5.0 million (based on the average closing price of the Common Stock for the previous 20 trading days).

3.              Registration Procedures.

(a)                Right to Prior Drafts. Not less than ten Business Days prior to the filing of a Registration Statement or any amendment thereto, the Company shall furnish to each Holder copies of the “Selling Stockholders” and “Plan of Distribution” sections of such documents in the form in which the Company proposes to file them, which sections will be subject to the review of each such Holder. Each Holder shall provide comments, if any, within five Business Days after the date such materials are provided. The Company shall not file a Registration Statement or any amendments thereto in which the “Selling Stockholders” or the “Plan of Distribution” sections thereof differ in any material respect from the disclosure received from a Holder in its Selling Holder Questionnaire (as amended or supplemented).

(b)               Subsequent Amendments or Supplements, etc. The Company shall (i) prepare and file with the Commission such amendments, including post-effective amendments, pursuant to Rule 462 or otherwise, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its applicable Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto; (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement; and (v) upon the occurrence of any event contemplated by Section 3(c)(iv), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(c)                Notices to Holders. The Company shall notify the Holders as promptly as reasonably possible (and, in the case of clause (i)(A) below, not less than two Business Days prior to such filing) and (if requested by any such person) confirm such notice in writing no later than one Business Day following the day (i)(A) when a Prospectus or any supplement thereto or post-effective amendment to a Registration Statement is proposed to be filed; and (B) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (i) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (iv) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or that requires any Registration Statement, Prospectus or any document incorporated or deemed to be incorporated therein by reference to be revised so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)               Copies. The Company shall furnish to each Holder, without charge, (i) at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (excluding those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, except if such documents are available on Edgar; and (ii) as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(e)                Blue Sky. The Company shall, prior to any public offering of Registrable Securities, use its reasonable commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of all jurisdictions within the United States that the selling Holders request in writing be covered, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, file any general consent to service of process, or to become subject to any material tax in any such jurisdiction where it is not then so subject.

(f)                Certificates. The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to any Registration Statement, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

(g)               Subsequent Form S-3. If, at the time of filing of a Registration Statement, the Company is not eligible to use Form S-3 for transactions involving secondary offerings and the Company is not otherwise eligible to incorporate by reference prospectively into such Registration Statement, then at such time as the Company becomes eligible to register transactions involving secondary offerings on Form S-3, the Company may, in its sole discretion, file in accordance with the procedures outlined in this Section 3, including but not limited to all required notices to the Holders, an additional Registration Statement on Form S-3 to cover resales pursuant to Rule 415 of the Registrable Securities (a “Subsequent Form S-3”), and, when such Subsequent Form S-3 has been filed with the Commission, the Company may, concurrently with its filing of a request for acceleration of effectiveness of such Subsequent Form S-3, withdraw or terminate the original Registration Statement; provided, however, that nothing in this Section 3(g) shall be interpreted to limit the Company’s obligations pursuant to Section 2.

(h)               Underwriters. If underwriters are used or if any Holder is deemed to be, alleged to be or reasonably believes it may be deemed or alleged to be, an underwriter or is required under applicable securities laws to be described in a Registration Statement as an underwriter, with the concurrence of counsel for the Company, the Company shall use its reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(i)                 144 Information. At such time as the Company becomes subject to Sections 13 or 15(d) of the Exchange Act, with a view to making available to Holders the benefits of Rule 144 promulgated under the Securities Act, the Company shall file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act and provide to any Holder, as long as such Holder owns Registrable Securities, upon reasonable request (i) a written statement by the Company that it has complied with the current information requirements of Rule 144(c) and (ii) such other information as may be reasonably requested to avail any Holder of any rule or regulation of the Commission that permits the selling of any such securities without registration.

4.              Registration Expenses.

All fees and expenses incident to the performance of or compliance with this Agreement by the Company, other than underwriting discounts and commissions and any fees and expenses of legal counsel to any Purchaser(s), shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.

5.              Indemnification.

(a)                Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, trustees, agents, investment advisors, partners, members, shareholders and employees of each Holder, each person who controls any Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or based upon:

(x) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus;

(y) with respect to any Registration Statement or Prospectus, any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or

(z) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement, except with respect to clauses (x) and (y), to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement, or such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement, such Prospectus or such form of Prospectus (it being understood that the Holder has approved Annex A hereto, as may be amended in accordance with the provisions of this Agreement, for this purpose) or (2) resulted from the use by any Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that such Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)               Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the directors, officers, agents or employees of such controlling persons and any other Holder selling securities under a Registration Statement, any of such other Holder’s partners, directors, officers or employees, each person who controls such other Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the partners, directors, officers or employees of such person who controls such other Holder, in each case to the fullest extent permitted by applicable law from and against all Losses, as incurred, arising solely out of or based upon any untrue statement of a material fact contained in any Registration Statement or any Prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statements or omissions (1) are made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Holder expressly for use in a Registration Statement or Prospectus, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder for use in the Registration Statement or Prospectus (it being understood that the Holder has approved Annex A hereto, as may be amended in accordance with the provisions of this Agreement, for this purpose), or (2) resulted from the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of an Advice or an amended or supplemented Prospectus, but only if and to the extent that following the receipt of the Advice or the amended or supplemented Prospectus the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c)                Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction, which determination is not subject to appeal or further review, that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

(d)               Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 5(a) or 5(b) was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in this Section 5(d). Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(e)                Other. The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.              Miscellaneous.

(a)                Notices. Any notice or other communication required or permitted to be provided hereunder shall be in writing and shall be delivered in person or by first class mail (registered or certified, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery, to such address as the recipient shall most recently have designated in writing or, if no such designation has been made, to the following address:

If to the Company:

5835 Peachtree Corners East, Suite D
Atlanta, Georgia 30092
Attn: Chief Executive Officer
Facsimile: 770-242-8639

With a copy to:

Jones Day
1420 Peachtree Street, N.E.
Suite 800
Atlanta, Georgia 30309
Attn: John E. Zamer
Facsimile: 404-581-8330

If to a Purchaser:

To the address set forth under such Purchaser’s name on the signature pages hereto.

If to any other person who is then a registered Holder:

To the address of such Holder as it appears in the record books of the Company.

All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

Failure to provide a notice or communication to one party hereto or any defect in it shall not affect its sufficiency with respect to other parties hereto.

(b)               Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of each other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under this Agreement. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchaser as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document. Each Purchaser acknowledges that no other Purchaser will be acting as agent of such Purchaser in enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

(c)                No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its security holders (other than the Holders) the right to include any of its securities in a Registration Statement provided for in this Agreement other than the Registrable Securities. The Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any person which rights conflict with the provisions hereof. None of the Company’s securityholders other than Holders shall have the right to include any of the Company’s securities in any Registration Statement.

(d)               Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

(e)                Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate. In addition, the remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(f)                Governing Law; Jurisdiction; Jury Trial; etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. If either party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

(g)               Amendments and Waivers. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and Holders representing a majority of then outstanding Registrable Securities, and any amendment to this Agreement made in conformity with the provisions of this Section 6(h) shall be binding on the Purchasers and all Holders of the Registrable Securities, as applicable. No provision hereof may be waived other than by an instrument in writing signed by the party from whom such waiver is requested.

(h)               Entire Agreement. This Agreement supersedes all other prior oral or written agreements among the parties hereto and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of the parties hereto makes any representation, warranty, covenant or undertaking with respect to such matters.

(i)                 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party shall assign any of its rights or obligations hereunder without the prior written consent of the other party.

(j)                 Counterparts; Facsimile Copies. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k)               Severability. If any provision of this Agreement shall be invalid, unenforceable, illegal or void in any jurisdiction, such invalidity, unenforceability, illegality or voidness shall not affect the validly or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. In that case, the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such provision. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining provisions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l)                 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

GUIDED THERAPEUTICS, INC.

By: /s/ Mark L. Faupel________________________

Name: Mark L. Faupel

Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

CRANSHIRE CAPITAL MASTER FUND, Ltd.

AUTHORIZED SIGNATORY

By: /s/ Keith A. Goodman ___________________

Name: Keith A. Goodman

Title: Authorized Signatory

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

EQUITEC SPECIALISTS, LLC

AUTHORIZED SIGNATORY

By: /s/ Keith A. Goodman ___________________

Name: Keith A. Goodman

Title: Authorized Signatory

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

RONALD HART

AUTHORIZED SIGNATORY

By: /s/ Ronald Hart _________________________

Name: Ronald Hart

Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

CAPITAL VENTURES INTERNATIONAL BY HEIGHTS CAPITAL MANAGEMENT ITS AUTHORIZED AGENT

AUTHORIZED SIGNATORY

By: /s/ Martin Kobinger ______________________

Name: Martin Kobinger

Title: Investment Manager

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

JOHN E. IMHOFF

AUTHORIZED SIGNATORY

By: /s/ John E. Imhoff _______________________

Name: John E. Imhoff

Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

LYNNE H. IMHOFF

AUTHORIZED SIGNATORY

By: /s/ Lynne H. Imhoff _____________________

Name: Lynne H. Imhoff

Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

ALPHA CAPITAL ANSTALT

AUTHORIZED SIGNATORY

By: /s/ Konrad Ackermann ___________________

Name: Konrad Ackermann

Title: Director

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

DOLORES MALOOF

AUTHORIZED SIGNATORY

By: /s/ Dolores Maloof ______________________

Name: Dolores Maloof

Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

DAVID B. MUSKET

AUTHORIZED SIGNATORY

By: /s/ David B. Musket______________________

Name: David B. Musket

Title:

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

PROMED PARTNERS, L.P.

AUTHORIZED SIGNATORY

By: /s/ David B. Musket______________________

Name: David B. Musket

Title: General Partner

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY:

THE WHITTEMORE COLLECTION, LTD.

AUTHORIZED SIGNATORY

By: /s/ Stephen J. Suddney____________________

Name: Stephen J. Suddney

Title: Vice President

ADDRESS FOR NOTICE

c/o: ______________________________________

Street: ____________________________________

City/State/Zip: _____________________________

Attention: _________________________________

Tel: ______________________________________

Fax: ______________________________________

Email: ____________________________________